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                                                                  EXHIBIT 10.2




                          REGISTRATION RIGHTS AGREEMENT

                        dated effective as of May 9, 1997

                                  by and among

                            RBPI HOLDING CORPORATION

                                       and

                            EACH OF THE STOCKHOLDERS
                               REFERRED TO HEREIN


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                                TABLE OF CONTENTS


1.   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

2.   Piggyback Registration Rights . . . . . . . . . . . . . . . . . . . .  2
     (a)   Piggyback Registration Rights . . . . . . . . . . . . . . . . .  2
     (b)   Priority on Registrations . . . . . . . . . . . . . . . . . . .  2

3.   Demand Registration Rights. . . . . . . . . . . . . . . . . . . . . .  3
     (a)   Right to Demand . . . . . . . . . . . . . . . . . . . . . . . .  3
     (b)   Number of Demand Registrations. . . . . . . . . . . . . . . . .  3
     (c)   Limitation on Demand Registration . . . . . . . . . . . . . . .  3

4.   Restrictions on Public Sale by Purchaser. . . . . . . . . . . . . . .  3

5.   Registration Procedures . . . . . . . . . . . . . . . . . . . . . . .  3

6.   Registration Expenses . . . . . . . . . . . . . . . . . . . . . . . .  6

7.   Indemnification; Contribution . . . . . . . . . . . . . . . . . . . .  6
     (a)   Indemnification by the Company. . . . . . . . . . . . . . . . .  6
     (b)   Indemnification by the Selling Management Stockholders. . . . .  7
     (c)   Conduct of Indemnification Proceedings. . . . . . . . . . . . .  7
     (d)   Contribution. . . . . . . . . . . . . . . . . . . . . . . . . .  8

8.   Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     (a)   Amendments and Waivers. . . . . . . . . . . . . . . . . . . . .  8
     (b)   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     (c)   Successors and Assigns. . . . . . . . . . . . . . . . . . . . .  9
     (d)   Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . .  9
     (e)   Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     (f)   Governing Law . . . . . . . . . . . . . . . . . . . . . . . . .  9
     (g)   Severability. . . . . . . . . . . . . . . . . . . . . . . . . .  9
     (h)   Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . .  9
     (i)   Attorneys' Fees . . . . . . . . . . . . . . . . . . . . . . . .  9
     (j)   No Inconsistent Agreements. . . . . . . . . . . . . . . . . . .  9
     (k)   Enforcement . . . . . . . . . . . . . . . . . . . . . . . . . .  9

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                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement ("Agreement") is entered into effective as of May 9, 1997 (the "Effective Date"), by and among RBPI Holding Corporation, a Delaware corporation (the "Company"), and the undersigned stockholders of the Company (individually, a "Management Stockholder" and collectively, the "Management Stockholders").

     This Agreement is made in connection with the Stockholders Agreement, dated as of even date herewith, by and between the Company and its stockholders (the "Stockholders Agreement"). In order to induce the Management Stockholders to enter into the Stockholders Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   DEFINITIONS

          Except as set forth below, or as otherwise defined in this Agreement, all capitalized terms shall have the meanings ascribed to them below:

          (a) "Act" means the Securities Act of 1933, as amended, or any other statute in effect from time to time corresponding to such Act.

          (b) "Common Stock" means the shares of common stock, par value $0.01 per share, of the Company.

          (c) "Registrable Common Stock" means the Common Stock presently owned by each Management Stockholder, and any additional shares of Common Stock acquired by any Management Stockholder after the Effective Date; PROVIDED, that Common Stock held by a Management Stockholder shall cease to be Registrable Common Stock, when (i) such Common Stock is sold pursuant to a registration statement filed under the Act or pursuant to Rule 144 under the Act, or (ii) the Company delivers to such Management Stockholder an opinion satisfactory to such Management Stockholder, of counsel satisfactory to such Management Stockholder, to the effect that such Common Stock may be publicly offered without registration under the Act without restriction under Rule 144 or otherwise.

          (d) "Registration Right Effective Date" means the first date after the date of closing of the first public offering of Common Stock registered with the Securities and Exchange Commission under the Act that stockholders of the Company or the Company can sell Common Stock without violating or requesting a waiver of any agreements entered into by the Company and/or any stockholder of the Company and the underwriter(s) for such first public offering of Common Stock.

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          (e)  "Selling Management Stockholder" means a Management Stockholder requesting registration of Common Stock under this Agreement.

     2.   PIGGYBACK REGISTRATION RIGHTS

          (a) PIGGYBACK REGISTRATION RIGHTS. If at any time after the Registration Right Effective Date the Company at any time proposes to register any of the Common Stock under the Act for sale for cash including a registration pursuant to Section 3 hereof (other than a registration on Form S-4, S-8 or any similar form), it will serve written notice of such proposed registration to the Management Stockholders at least 30 days before the anticipated filing date; PROVIDED, HOWEVER, that if the managing underwriter for the proposed public offering furnishes its written opinion that the inclusion in such offering of any shares of Registrable Common Stock would materially adversely affect the price at which securities could be sold, no such notice shall be required. Written notices served by the Company pursuant to the preceding sentence of this
Section 2(a) shall be referred to hereinafter as "Notices." Subject to the restrictions and in accordance with the procedures set forth below, the Company will use its best efforts to include in any registration to which a Notice relates all Registrable Common Stock with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Notice. Nothing set forth herein shall obligate the Company to file any registration statement unless the Board of Directors approves such filing.

          (b)  PRIORITY ON REGISTRATIONS.

               (i) Notwithstanding the provisions of Section 2(a) hereof, in the case of an underwritten offering, the managing underwriter or underwriters of the registration may limit the number of shares of Common Stock included in the underwriting pursuant to any registration or in the registration, if, in its or their opinion, the number of shares of Common Stock proposed to be sold in such underwriting or registration exceeds the number that can be sold without materially adversely affecting the price at which such securities could be sold. In the event the number is to be so limited in the underwriting or registration, a sufficient number of securities shall be eliminated to reduce the total amount of securities to be included in such underwriting or registration to the amount recommended by such underwriter. In reducing the amount of securities to be included in such underwriting or registration, the Company will include in such underwriting or registration (A) first, all securities the Company proposes to sell, (B) second, all Registrable Common Stock beneficially owned by the Management Stockholders requested to be included in the underwriting or registration and shares of Common Stock of the Company requested to be included by other holders of Common Stock who have registration rights in respect thereof PARI PASSU with the registration rights granted hereby, reduced PRO RATA according to the number of shares of Registrable Common Stock or Common Stock which are beneficially owned by each such holder and requested to be included in such registration in good faith with the bona fide intention of selling the same; and (C) third, other securities requested to be included in such registration.

          (ii) The Company shall use its best efforts to enable the Registrable Common Stock of the Management Stockholder, if inclusion in a registration and related underwriting is properly requested, to be included in such registration and underwriting; PROVIDED, HOWEVER, that the Company shall not be required to pay additional underwriting or similar fees to procure such

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inclusion.  If such Selling Management Stockholder's Registrable Common Stock is
not included in the underwriting relating to such registration, the Company shall nonetheless use its best efforts to enable such Selling Management Stockholder's Registrable Common Stock to be sold in accordance with the intended methods of distribution without inclusion in the underwriting, subject to the provision contained in the preceding sentence.

     3.   DEMAND REGISTRATION RIGHTS

          (a) RIGHT TO DEMAND. At any time after the later to occur of (i) five years from the Effective Date and (ii) such time as the Company becomes eligible to use Form S-3 and, in either case, for a period of five years thereafter, Management Stockholders holding at least 50% of the Registrable Common Stock may make a written request to the Company for registration under the Act of all or part of the Registrable Common Stock ("Demand Registration") as provided herein.

          (b) NUMBER OF DEMAND REGISTRATIONS. Subject to and in accordance with the provisions of Section 3(c), the Management Stockholders are entitled to one Demand Registration. The incremental expenses of the Demand Registration shall be borne by the parties registering shares pursuant thereto, pro rata in accordance with the number of shares being registered by each of them. The Company shall not be deemed to have effected a Demand Registration unless and until the Registration Statement pursuant to such Demand Registration is declared effective and remains in effect until the earlier of (i) the completion of the distribution and (ii) a period of 120 consecutive days.

          (c) LIMITATION ON DEMAND REGISTRATION. The Company shall be entitled to postpone for a reasonable period of time (not to exceed 90 days) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 3(a) hereof if, at the time it receives a request for such registration, (i) the Company is conducting or about to conduct an offering of its securities and the Company is advised by its investment banker that such offering would be affected adversely by the registration so demanded or (ii) the Board of Directors of the Company shall determine in good faith that such offering will interfere with a pending or contemplated financing, merger, sale of assets, recapitalization or other similar corporate action of the Company.

     4. RESTRICTIONS ON PUBLIC SALE BY PURCHASER To the extent not inconsistent with applicable law, the Selling Management Stockholders agree not to effect any public sale or distribution of Common Stock or a similar security of the Company or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested in writing (with reasonable prior notice), by (i) the Company in the case of a non-underwritten public offering by the Company, (ii) or the managing underwriter or underwriters in the case of an underwritten public offering.

     5.   REGISTRATION PROCEDURES

          Whenever any Registrable Common Stock is to be registered pursuant to Sections 2 or 3 hereof, the Company will use its best efforts to effect the registration and the sale of such

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Registrable Common Stock in accordance with the intended method of disposition of the Selling Management Stockholders as quickly as practicable, and in connection with any such request and with any Demand Registration, the Company will as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement which includes the Registrable Common Stock and use its best efforts to cause such registration statement to become effective;

          (b) prepare and file with the Commission such amendments and post-effective amendments to the registration statement and prospectus used in connection therewith as may be necessary to keep the registration statement effective for a period of not less than 120 days (or such shorter period as shall be necessary to permit the Selling Management Stockholders to complete the distribution of the Registrable Common Stock to which such registration statement relates in accordance with their intended methods of distribution) and to comply with the provisions of the Act and the rules and regulations thereunder with respect to the disposition of all Registrable Common Stock covered by the registration statement for the period required to effect the distribution thereof, but in no event shall the Company be required to do so for a period of more than 120 days following the effective date of such registration statement;

          (c) furnish to the Selling Management Stockholders and the underwriter or underwriters, if any, and to counsel to the Selling Management Stockholders and underwriters, without charge, such number of conformed copies of the registration statement and any post-effective amendment thereto, upon request, and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as the Selling Management Stockholders or such underwriter(s) may reasonably request in order to facilitate the disposition of the Registrable Common Stock being sold by the Selling Management Stockholders (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by the Selling Management Stockholders and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Common Stock covered by the prospectus or any amendment or supplement thereto);

          (d) notify the Selling Management Stockholders and the underwriters, if any, at any time when a prospectus relating thereto is required to be delivered under the Act, when the Company becomes aware of the happening of any event as a result of which any prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, as promptly as possible thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the Selling Management Stockholders of such Registrable Common Stock, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) on or prior to the date on which the registration statement is declared effective, use its best efforts to register or qualify the Registrable Common Stock covered by the registration statement for offer and sale under the securities or blue sky laws of each state

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and other jurisdiction of the United States as the Selling Management
Stockholders or underwriter requests in writing, and to cooperate with the Selling Management Stockholders, the underwriter or underwriters, if any, and their counsel, in connection therewith; to use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Common Stock covered by the applicable registration statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

          (f) cooperate with the Selling Management Stockholders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or the Selling Management Stockholders may request;

          (g) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions (including, without limitation, delivery of customary legal opinions and officers' certificates) as the Selling Management Stockholders reasonably request in order to expedite or facilitate the disposition of such Registrable Common Stock;

          (h) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable it to exercise its due diligence responsibility; and

          (i) use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Selling Management Stockholders or the underwriter reasonably request.

          The Selling Management Stockholders, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection
(d) of this Section 5, will immediately discontinue disposition of the Registrable Common Stock until the Selling Management Stockholders' receipt of the copies of the supplemented or amended prospectus contemplated by subsection
(d) of this Section 5 and copies of any additional or supplemental filings which are incorporated by reference in the prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, the Selling Management Stockholders will, or will request the managing underwriter or underwriters if any to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Selling Management Stockholders' possession, of the prospectus covering such Registrable Common Stock current at the time of

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receipt of such notice.  In the event the Company shall give any such notice, the time periods mentioned in subsection (b) of this Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Selling Management Stockholders shall have received (x) the copies of the supplemented or amended prospectus contemplated by subsection (d) of this Section 5 and copies of any additional or supplemental filings which are incorporated by reference in the prospectus, or (y) the Advice.

     6.   REGISTRATION EXPENSES

          Subject to Section 3(b) above, the Company will bear all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all Commission and securities exchange or National Association of Securities Dealers, Inc. registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with determination of eligibility for investment and blue sky qualifications of the Registrable Common Stock), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), reasonable fees and disbursements of counsel for the Selling Management Stockholders, securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other persons retained by the Company (all such expenses being referred to herein as "Registration Expenses").

     7.   INDEMNIFICATION; CONTRIBUTION

          (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, protect and hold harmless, to the full extent permitted by law, each Selling Management Stockholder against all losses, claims, damages, liabilities and expenses arising out of or based on any untrue or allegedly untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, except to the extent, and only to the extent, that the same are caused by or contained in any information which the Selling Management Stockholder furnished in writing to the Company expressly for use therein or by a Selling Management Stockholder's failure to deliver to a purchaser of securities a copy of the registration statement, prospectus or preliminary prospectus or any amendments thereof or supplements thereto at a time when such Selling Management Stockholder is required by the Act to do so after the Company has furnished such Selling Management Stockholder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify, protect and hold harmless the underwriters thereof, selling brokers, dealer managers, and similar securities industries professionals, their officers, directors, employees, agents and each person who controls any such person (within the meaning of the Act) to the same extent as provided above with respect to the indemnification of the Selling Management Stockholder.

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          (b)  INDEMNIFICATION BY THE SELLING MANAGEMENT STOCKHOLDERS.  In
connection with any registration statement in which a Selling Management Stockholder is participating, such Selling Management Stockholder will furnish to the Company in writing such customary information with respect to such Selling Management Stockholder as the Company reasonably requests for use in connection with any such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto and agrees to indemnify, to the extent permitted by law, the Company, its directors, employees, agents, officers, and each person who controls the Company (within the meaning of the Act) against all losses, claims, damages, liabilities and expenses arising out of or based on any untrue or allegedly untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission is caused by or contained in any information which such Selling Management Stockholder furnished in writing to the Company expressly for use therein or by such Selling Management Stockholder's failure to deliver to a purchaser of securities a copy of the registration statement, prospectus, or preliminary prospectus or any amendments thereof or supplements thereto at a time when such Selling Management Stockholder is required by the Act to do so after the Company has furnished such Selling Management Stockholder with a sufficient number of copies of the same. In no event shall the liability of such Selling Management Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by such Selling Management Stockholder upon the sale of the Registrable Common Stock giving rise to such indemnification obligation.

          (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses with respect to such claim of more than one counsel for the indemnified party with respect to which a claim has been asserted (which fees and expenses will be paid as they are billed to the indemnified party) unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels as shall be necessary to eliminate such

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conflicts in connection with the representation of indemnified parties, such fees and expenses to be paid as they are billed to the indemnified party.

          (d) CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this
Section 7 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the Selling Management Stockholders, shall contribute to the losses, claims, damages, liabilities and expenses described herein, in such proportions so that the portion thereof for which such Selling Management Stockholder shall be responsible shall be limited to the portion determined by a court or the parties to any settlement to arise out of or to be based on any untrue statement of material fact contained in a registration statement, prospectus, or preliminary prospectus, or any amendment thereof or supplement thereto or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, caused by or contained in any information which such Selling Management Stockholder furnished in writing to the Company expressly for use therein or by Selling Management Stockholder's failure to deliver to a purchaser of securities a copy of the registration statement, prospectus or preliminary prospectus or any amendments or supplements thereto at a time when such Selling Management Stockholder is required by the Act to do so after the Company has furnished such Selling Management Stockholder with a sufficient number of copies of the same, and the Company shall be responsible for the balance (subject to any other rights the Company may have against any other selling holder the securities of which were included in such registration statement, preliminary prospectus, prospectus, amendment or supplement); PROVIDED, that the liability of such Selling Management Stockholder shall in no event exceed the net proceeds from the Registrable Common Stock sold by it thereunder. The Company and the Selling Management Stockholder agree that it would not be just and equitable if their respective obligations to contribute were to be determined by pro rata allocation, by reference to the proceeds realized by them or in any manner which does not take into account the equitable considerations set forth in this
Section 7(d).

     8.   MISCELLANEOUS

          (a) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Management Stockholders.


          (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid to the parties at their respective addresses as reflected in the Company's records. Notices sent by mail shall be effective two days after mailing; notices sent by telex shall be effective when answered back; notices sent by telecopier shall be effective when receipt is acknowledged; and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier.

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          (c)  SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties; provided, that, no person, other than the Management Stockholders, who acquire shares of Registrable Common Stock in a transaction registered under the Securities Act or effected without registration pursuant to Rule 144 under the Securities Act shall have any rights or be entitled to any benefit hereunder in respect of such Registrable Common Stock.

          (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

          (g) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Management Stockholders shall be enforceable to the fullest extent permitted by law.

          (h) ENTIRE AGREEMENT. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

          (i) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          (j)  NO INCONSISTENT AGREEMENTS.   Neither the Company nor any
stockholder will on or after the date of this Agreement enter into any agreement with respect to the Common Stock which is inconsistent with the rights granted to the Management Stockholders in this Agreement or otherwise conflicts with the provisions hereof.

          (k) ENFORCEMENT. It is specifically agreed and understood that monetary damages would not adequately compensate the non-breaching parties for the breach of this Agreement and this Agreement shall therefore be specifically enforceable, and any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order, without necessity of bond or other security.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the
Effective Date.


                                        COMPANY:

                                        RBPI HOLDING CORPORATION,
                                        a Delaware corporation


                                        By: /s/ David G. Fiore
                                            --------------------------------
                                        Title:  President
                                               -----------------------------

                                        MANAGEMENT STOCKHOLDERS:

                                        /s/ David G. Fiore
                                        ------------------------------------
                                        DAVID G. FIORE

                                        /s/ Virgil D. Lowe
                                        ------------------------------------
                                        VIRGIL D. LOWE

                                        /s/ Charles E. Still
                                        ------------------------------------
                                        CHARLES E. STILL

                                        /s/ Jack L. Morris
                                        ------------------------------------
                                        JACK L. MORRIS

                                        /s/ James R. Trigg, Jr.
                                        ------------------------------------
                                        JAMES R. TRIGG, JR.

                                        /s/ Rodney Vickers
                                        ------------------------------------
                                        RODNEY VICKERS


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